UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2003 (July 23, 2003)

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31650 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 579-3000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Registrant dated July 23, 2003

Item 9. Regulation FD Disclosure (furnished pursuant to “Item 12. Results of Operations and Financial Condition”)

The information contained in this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

Registrant’s press release dated July 23, 2003, announcing its financial results for the quarter ended June 27, 2003, is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)
Date: July 23, 2003	By	/s/ Ian Stock

Ian Stock Senior Vice President, General Counsel and Secretary

2

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Registrant dated July 23, 2003